UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
April 23, 2008
Date of Report (Date of earliest event reported)
DIRECTED ELECTRONICS, INC.
(Exact Name of Registrant as Specified in its Charter)

FLORIDA	000-51664	65-0964171

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1 Viper Way
Vista, California 92081
(Address of principal executive offices) (Zip Code)
(760) 598-6200
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     As described in our previous filings with the Securities and Exchange Commission, we are party to a Manufacturing and Distribution Agreement, dated as of April 7, 2005, as amended, between us and SIRIUS Satellite Radio Inc., or SIRIUS. SIRIUS provides and delivers satellite radio content, and we market and distribute SIRIUS-branded electronic devices that receive and play that content. SIRIUS-branded satellite radio receivers are designed and developed by SIRIUS and manufactured by our contract manufacturers to specifications provided by SIRIUS. The Manufacturing and Distribution Agreement is a multi-year agreement, pursuant to which we have exclusive U.S. distribution rights for certain SIRIUS-branded products to our existing U.S. retailer customer base.
     On April 23, 2008, we entered into a Letter Agreement amending the Manufacturing and Distribution Agreement to, among other things, provide for or amend existing terms relating to product returns, warranty processing, discounts and rebates, payment and interest terms relating to product orders and inventory, and to extend the term of the agreement until January 31, 2009. The Manufacturing and Distribution Agreement was originally filed on December 12, 2005 as Exhibit 10.15 to our Registration Statement on Form S-1 (Registration No. 333-127823), and confidential treatment was previously granted by the Securities and Exchange Commission for certain portions of that agreement. The agreement was subsequently amended on July 17, 2007 and November 26, 2007, which amendments were filed as Exhibits 10.30 and 10.31 to our Current Report on Form 8-K filed with the Securities and Exchange Commission on November 30, 2007, and confidential treatment was previously granted by the Securities and Exchange Commission for certain portions of those amendments. The Letter Agreement is attached hereto as Exhibit 10.33 and is hereby incorporated by reference in this Item 1.01.
     On April 29, 2008, we filed a press release announcing our amendment of the terms of the Manufacturing and Distribution Agreement, a copy of which is attached hereto as Exhibit 99.1 and is hereby incorporated by reference into this Item 1.01.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

Exhibit
Number	Description

10.32†	Letter Agreement, dated as of April 23, 2008, by and between SIRIUS Satellite Radio Inc. and Directed Electronics, Inc.

99.1	Press Release from Directed Electronics, Inc., dated April 29, 2008, entitled “Directed Electronics Extends Contract with SIRIUS Satellite Radio”

†	Certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: April 29, 2008

DIRECTED ELECTRONICS, INC.
By:	/s/ Kevin P. Duffy
Kevin P. Duffy
Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit
Number

10.33†	Letter Agreement, dated as of April 23, 2008, by and between SIRIUS Satellite Radio Inc. and Directed Electronics, Inc.

99.1	Press Release from Directed Electronics, Inc., dated April 29, 2008, entitled “Directed Electronics Extends Contract with SIRIUS Satellite Radio”

†	Certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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